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                                                                   EXHIBIT 10.35


                           LEASE AMENDMENT AGREEMENT

         THIS LEASE AMENDMENT AGREEMENT ("Amendment") is entered into effective as of November 20, 1997, by and between TECHNICAL BUILDING COMPANY ("Landlord") and AMERICAN COIN MERCHANDISING, INC., d/b/a SUGARLOAF CREATIONS, INC. ("Tenant"). This Amendment amends and modifies that certain Lease Agreement by and between Landlord and Tenant dated effective as of January 28, 1997 (the "Original Lease"). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Original Lease. The Original Lease, as amended by this Amendment, is referred to herein as the "Lease."

                                   BACKGROUND

         A. Pursuant to the terms of the Original Lease, Tenant has a right of first offer on any new space which may become available in the Building. Tenant desires to lease the space recently vacated by ETTA Industries, on and subject to the terms of the Original Lease, as amended by this Amendment.

         B. Landlord is willing to lease to Tenant the above referenced recently vacated space, on and subject to the terms of the Original Lease, as amended by this Amendment.

         NOW THEREFORE, in consideration of the payment of rent and the performance of the covenants and agreements by the parties as hereinafter set forth, the parties agree as follows:

         1. PROPERTY - LEASED PREMISES. Commencing March 1, 1998, the "Premises" shall be and include the entire leasable area of the commercial / office / warehouse property located at 5660 Central Avenue, Boulder, CO 80301, as schematically represented on "Amended Exhibit A" attached hereto and incorporated herein by reference, consisting of approximately 27,654 square feet (hereafter referred to as the "Premises"). Effective as of March 1, 1998, Exhibit A to the Original Lease shall be superseded by the attached Amended Exhibit A.

         2. MODIFIED RENTAL TERM. As of the effective date of this Amendment, the term of the Lease shall be through the end of the date prior to March 1, 2003. The effect of this amendment is to extend the term of the lease from January 28, 2002 to February 28, 2003. From and after March 1, 1998, the defined term "Lease Commencement Date" shall mean March 1, 1998. Subject to compliance with all terms and conditions of the Lease, Tenant shall have the right as per Section 3 of the Original Lease to renew the Lease for an additional term of five (5) years beyond the original term ending February 28, 2003.

         3. RENT. Commencing March 1, 1998, base rent for the five (5) year term from March 1, 1998 to February 28, 2003 shall be $1,071,592.80 (representing a base rent of approximately $7.75 per square foot), payable in monthly installments (base monthly rent of $17,859.88) in advance on the first day of each month during the term hereof.
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         4.      RENT; Annual Escalation.  In consideration of the revised base rent rate made effective on March 1, 1998 by Section 3 of this Amendment, the annual cost of living rental rate adjustment otherwise required by Section 4(b) to occur on January 28, 1998 is hereby waived. Commencing March 1, 1999 and on each subsequent March 1 through the term of the Lease (including any renewal term as per Section 3 of the Lease), the base rent shall be adjusted as provided by Section 4(b) of the Lease.

         5. PARKING. Effective March 1, 1998, Tenant shall be entitled to all parking spaces in the parking lot immediately adjacent to the Premises.

         6.      OTHER TERMS.     Except as specifically amended by this
Amendment, all other terms of the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first set forth above.

         LANDLORD:                         TECHNICAL BUILDING COMPANY



                                           By: /s/ Gebhard Buggel
                                               ---------------------------------
                                               Gebhard Buggel, Managing Agent



         TENANT:                           AMERICAN COIN MERCHANDISING,  INC.



                                           By: /s/ Jerome M. Lapin
                                               ---------------------------------
                                               Jerome M. Lapin, President



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                               AMENDED EXHIBIT A


"Graphic representation of the commercial office, warehouse property located at 5660 Central Avenue, Boulder, CO 80301."